UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Tabula Rasa HealthCare, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! TABULA RASA HEALTHCARE, INC. 228 STRAWBRIDGE DRIVE MOORESTOWN, NJ 08057 TABULA RASA HEALTHCARE, INC. 2022 Annual Meeting Vote by June 9, 2022 11:59 PM Eastern Time Vote Online During the 2022 Annual Meeting* June 10, 2022 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/TRHC2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D83511-P71995 You invested in TABULA RASA HEALTHCARE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2022 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders of Tabula Rasa HealthCare, Inc. to be held via live webcast on June 10, 2022 at 10:00 a.m. Eastern Time. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to May 27, 2022. If you would like to request a paper or email copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D83512-P71995 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 2. Approval, on an advisory basis, of the compensation of Tabula Rasa HealthCare, Inc.’s named executive officers. 3. Ratification of the selection of KPMG LLP as Tabula Rasa HealthCare, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For 01) Dr. Calvin Knowlton 02) Dr. Orsula Knowlton 03) A Gordon Tunstall Class III director Class III director Class III director